                                                                    EXHIBIT 10.2
                              PCSUPPORT. COM, INC.

                             SUBSCRIPTION AGREEMENT
                             ----------------------


     Subject to the terms and conditions of this Subscription Agreement (this "Agreement"), the undersigned subscriber (the "Subscriber") hereby subscribes for and undertakes to purchase the number of shares of common stock of PCSupport.com, Inc. (the "Company") as indicated on the Subscriber Signature Page of this Agreement (the "Subscribed Shares"), 15,000 at a price per Share of $4.62, and 35,000 shares at $5.50. The Subscriber acknowledges that his/her/its subscription under this Agreement is subject to the Company's acceptance of this subscription, which acceptance will be evidenced by the Company's countersignature on the Subscriber Signature Page. All references are to United States currency unless otherwise indicated.

     In connection with this subscription, and intending to be legally bound, the Subscriber hereby agrees with the Company as follows:

1.   Closing.
     -------

     The Company following acceptance of this subscription shall by notice to the Subscriber establish a date (the "Closing Date") for a closing at which the Company will issue to the Subscriber the Subscribed Shares and the Subscriber shall pay to the Company the aggregate purchase price for the Subscribed Shares indicated on the Subscriber Signature Page of this Agreement (the "Purchase Price"). The Subscriber shall pay the Purchase Price to the Company by delivery to the Company of a promissory note in the form attached hereto as Exhibit A.


2.   Representations and Warranties of the Subscriber.
     ------------------------------------------------

     The sale of the Subscribed Shares to the Subscriber is conditional upon such sale being exempt from the prospectus and registration requirements of all applicable securities legislation and policies. In this regard, by execution of this Agreement, the Subscriber hereby covenants with, and represents and warrants to the Company as follows:

     (a) This Agreement has been duly and validly executed and delivered by the Subscriber and constitutes a valid and binding obligation of the Subscriber enforceable against him/her/it in accordance with its terms, except as enforcement may be limited by general principles of equity, whether applied in a court of law or a court of equity, and by bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally. If the Subscriber is an entity rather than an individual, (i) the Subscriber is duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is organized and has the power and authority to enter into, and perform its obligations under, this Agreement; and (ii) this Agreement has been duly authorized by all necessary action on behalf of the Subscriber.

     (b) The Subscriber understands and acknowledges that (i) the Subscribed Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and are therefore restricted securities; (ii) the Subscribed Shares may not be sold or transferred unless they are registered under the Securities Act or an exemption from such registration is available; and (iii) a legend to that effect will be placed on the certificates representing the Subscribed Shares.

     (c) The Subscriber has been granted the opportunity to investigate the business and affairs of the Company and to ask questions of its officers and employees, and has availed himself/herself/itself of such opportunity either directly or through his/her/its authorized representatives.

     (d) The Subscriber is a resident of the state of the United States indicated below his/her/its name on the Subscriber Signature Page and is an accredited investor as defined on Exhibit B attached hereto.

     (e) The Subscriber is knowledgeable, sophisticated and experienced in business and financial matters and is capable of evaluating the merits and risks of an investment in the Subscribed Shares and is able to bear the economic risk of loss of such an investment therein.

     (f) The decision to enter into this Agreement and to purchase the Subscribed Shares has not been made through or as a result of, any advertisement or general solicitation and the Subscriber is not aware of any advertisement or general solicitation accompanying the distribution of the Subscribed Shares.

     (g) The Subscriber is purchasing Subscribed Shares having an aggregate acquisition cost of at least Cdn $97,000 as principal for its own account, and not for the benefit of any other person or company.

     (h) If the Subscriber is a corporation or a partnership, syndicate or other form of unincorporated organization, the Subscriber existed prior to the offering of the Shares and has a bona fide purpose other than investment in the Subscribed Shares, was not incorporated or created solely, nor is it being used primarily, to permit purchases without a prospectus under securities legislation exemptions that provide minimum acquisition costs for purchasers.

     (i) The Subscriber is purchasing Subscribed Shares for investment only and not with a view to resale or distribution.

     (j) The Subscriber understands and acknowledges that any sale by it of the Subscribed Shares purchased by the Subscriber hereunder is subject to restrictions under securities laws (including the laws of British Columbia) and that the Subscriber will be responsible for compliance with such of these restrictions as are then applicable.

     (k) The Subscriber will provide the Company with such information and execute such documents, including certificates and statutory declarations, as the Company may reasonably require from time to time to establish any of the foregoing matters that the Subscriber has represented and warranted in this Section 3.

     (l) The Subscriber has been provided with a copy of and has reviewed (i) Amendment No. 2 to the Company's Registration Statement on Form 10-SB,
          (ii) the Company's Quarterly Report on Form 10-QSB for the quarter ended December 31, 1999, (iii) the Company's Prospectus dated June 23, 2000, and (iv) the Company's investor relations materials.

3.   Miscellaneous.

     This Agreement (a) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof; (b) shall not be amended, altered or modified in any manner whatsoever, except by a written instrument executed by the parties hereto; and (c) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of California (without giving effect to the provisions thereof relating to conflicts of law).

                     [Subscriber Signature Page follows.]

                           SUBSCRIBER SIGNATURE PAGE

     This is the Subscriber Signature Page of the Subscription Agreement between the Subscriber named below and PCSupport.com, Inc. (the "Company") relating to such Subscriber's purchase of shares of common stock of the Company. The Subscriber hereby accepts and agrees to be bound in full by the terms and conditions of the Subscription Agreement.


Name of Subscriber:       Coffin Partners, LLC, Series C

Address of Subscriber:    15300 Ventura Blvd., Suite 303
                          Sherman Oaks, CA 91403



Number of Shares
Subscribed for:           15,000 shares @$4.62 plus 35,000 @$5.50

Total Purchase Price:     $261,800.00



               SUBSCRIBER SIGNATURE:

                          /s/ William F. Coffin
               ----------------------------------------------------------------
                              William F. Coffin

               Dated:   7-26-00
                     -------------------------

               At  Sherman Oaks,                California
                   (city)                         (state)



ACCEPTED BY PCSUPPORT.COM, INC:



By: /s/ David W. Rowat
   ---------------------------------------

Date: 26 Jul 00
     -------------------------

                                   EXHIBIT B

                       DEFINITION OF ACCREDITED INVESTOR

An "accredited investor" means:

     (i) a natural person who either (a) has (along with his/her spouse) a net worth which exceeds $1,000,000 at the time of the purchase or
            (b) has had an individual income in excess of $200,000 (or a joint income with his/her spouse which exceeds $300,000) for each of the two most recent years and has a reasonable expectation of reaching the same income level (or joint income level) in the current year;

     (ii) any bank or savings and loan association acting in its individual or fiduciary capacity, any registered broker-dealer, insurance company, registered investment company, business development company, small business investment company or employee benefit plan (a) if the investment decision is made by a fiduciary which is a bank, savings and loan association, insurance company or registered investment advisor or (b) if the plan has total assets in excess of $5,000,000 or (c) if a self-directed plan, the investment decisions are made solely by persons that are accredited investors;

     (iii)  any private business development company;

     (iv) any organization under section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

     (v) any trust with assets in excess of $5,000,000 not formed for the specific purpose of buying the securities offered, whose purchase is directed by a "sophisticated person";

     (vi)   any director or executive officer of the issuer; or

     (vii)  any entity in which all equity owners are accredited investors.